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                THORNBURG LIMITED TERM MUNICIPAL FUND, INC.

                    STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information of Thornburg Limited Term Municipal Fund, Inc. (the "Company") is not a prospectus but should be read in conjunction with the Company's Prospectus dated November 2, 1997, (the "Prospectus") which may be obtained, without charge, by writing to Thornburg Securities Corporation (the "Distributor"), 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Prior to June 28, 1985, the Company's name was "Tax-Free Municipal Lease Fund, Inc.;" and the Company operated under the name "Limited Term Municipal Fund, Inc." from June 28, 1985 to November 1, 1992.

     The date of this Statement of Additional Information is November 2, 1997, as revised February 13, 1998.

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                             TABLE OF CONTENTS

TABLE OF CONTENTS . . . . . . . . . . . . . . . . . . . .  i

INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . . .  1
     Ratings  . . . . . . . . . . . . . . . . . . . . . .  8
     Temporary Investments. . . . . . . . . . . . . . . . 10
     Repurchase Agreements. . . . . . . . . . . . . . . . 10
     U.S. Government Obligations. . . . . . . . . . . . . 11

INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . 11

PERFORMANCE COMPUTATION . . . . . . . . . . . . . . . . . 14
     Performance Computations - In General. . . . . . . . 14
     Representative Performance Figures -
          Limited Term National Fund (Classes A and C). . 15 Representative Performance Figures -
          Limited Term California Fund
               (Classes A and C). . . . . . . . . . . . . 17

DISTRIBUTIONS AND TAXES . . . . . . . . . . . . . . . . . 19
     Distributions. . . . . . . . . . . . . . . . . . . . 19
     Tax Matters  . . . . . . . . . . . . . . . . . . . . 19
     State and Local Tax Aspects. . . . . . . . . . . . . 22
     Special Risks Affecting the California Portfolio . . 22
     Accounts of Shareholders . . . . . . . . . . . . . . 25

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES
 AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . 26
     Investment Management Services . . . . . . . . . . . 26
     Administrative Services Agreement. . . . . . . . . . 27

SERVICE AND DISTRIBUTION PLANS. . . . . . . . . . . . . . 28
     Service Plan - All Classes . . . . . . . . . . . . . 28
     Class C Distribution Plan. . . . . . . . . . . . . . 29
     General Matters Relating to Service and
         Distribution Plans . . . . . . . . . . . . . . . 30

PORTFOLIO TRANSACTIONS. . . . . . . . . . . . . . . . . . 30

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . 32

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PRINCIPAL HOLDERS OF SECURITIES . . . . . . . . . . . . . 35

HOW TO PURCHASE FUND SHARES . . . . . . . . . . . . . . . 35

NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . 38

REDEMPTION OF SHARES. . . . . . . . . . . . . . . . . . . 38

DISTRIBUTOR . . . . . . . . . . . . . . . . . . . . . . . 39

INDEPENDENT AUDITORS. . . . . . . . . . . . . . . . . . . 40

FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . 40
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                    INVESTMENT OBJECTIVES AND POLICIES

     The Company currently offers two separate investment portfolios or
Funds: Thornburg Limited Term Municipal Fund National Portfolio ("Limited Term National Fund") and Thornburg Limited Term Municipal Fund California Portfolio ("Limited Term California Fund"). Each Fund currently offers two classes of shares, Class A shares and Class C shares.

     The investment objective of the Funds is to provide for their respective shareholders as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Funds' management, with preservation of capital. Additionally, the Limited Term California Fund seeks to provide as high a level of current interest income exempt from California state income tax as is consistent in the view of the Fund's management with preservation of capital. Investors should recognize, however, that income otherwise exempt from federal income tax may be subject to the federal minimum tax and state income taxes. See "DISTRIBUTIONS AND TAXES", below.

     A secondary investment objective of the Funds is to minimize expected fluctuations in net asset value per share relative to municipal bond portfolios with longer average maturities by maintaining a portfolio with a dollar-weighted average maturity that will normally not exceed five years. There is a risk in all investments, however, and there can be no assurance that the Funds' objectives will be achieved. The objective of preservation of capital may preclude the Funds from obtaining the highest available yields.

     The Funds will seek to achieve their objective by investing in a diversified portfolio of obligations issued by state and local governments the interest on which is exempt from federal income tax ("Municipal Obligations"). The Fund may invest its assets in Municipal Obligations (or participation interest therein) that constitute leases or installment purchase or conditional sale contracts by state or local governments or authorities to obtain property or equipment ("Municipal Leases").

     Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Municipal Obligations have also been issued to finance single-family mortgage loans and to finance student loans. Such obligations are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Municipal Obligations also include obligations issued by or on behalf of territories or possessions of the United States and their agencies and instrumentalities.
                                     1
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     The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a specific revenue source. Industrial development bonds are in most cases revenue bonds and are generally not secured by the pledge of the credit or taxing power of the issuer of such bonds. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

     The Funds' assets will normally consist of (1) Municipal Obligations (including municipal Leases) or participations therein that are rated at the time of purchase within the four highest grades by Moody's or S&P and
(2) Municipal Obligations (including Municipal Leases) or participations therein that are not rated by a rating agency, but are issued by obligors that either have other comparable debt obligations that are rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service ("Moody's") Standard & Poor's Corporation ("S&P") or Fitch Investors Service ("Fitch") or, in the case of obligors whose obligations are unrated, are deemed by the Funds' investment adviser, Thornburg Management Company, Inc. ("TMC"), to be comparable with issuers having such debt ratings, (3) cash and receivables. Investments in Municipal Obligations may also include
(i) variable rate demand instruments that are rated within the two highest grades of either rating agency or, if unrated, are deemed by TMC to be of high quality and minimal credit risk; (ii) tax-exempt commercial paper that is rated within the two highest grades of either rating agency;
(iii) municipal notes that are rated within the two highest grades of either rating agency or, if unrated, are deemed by TMC to be of comparable quality to such rated municipal notes; and (iv) other municipal demand instruments rated within the three highest grades of either rating agency or, if unrated, are deemed by TMC to be of comparable quality to such rated municipal demand instruments. Unrated Municipal Leases will be purchased only subject to certain restrictions described in the Prospectus under the caption "Investment Objectives and Policies -- Municipal Obligations". To the extent that unrated Municipal Obligations may be less liquid, there may be somewhat greater risk in purchasing unrated Municipal Obligations than in purchasing comparable rated Municipal Obligations. Except to the extent that a Fund is invested in temporary investments for defensive purposes, the Fund will, under normal conditions, invest 100% of its net assets in Municipal Obligations, and as a matter of fundamental policy normally will not invest less than 80% in Municipal Obligations. Under normal conditions the Limited Term California Fund will attempt to invest 100% and as a matter of fundamental policy, will invest at least 65% of its net assets in Municipal Obligations (and participation interests therein) issued by public entities located in the State of California.

     In some cases, investments by a Fund in Municipal Leases will take the form of purchases of participation interests therein from banks and other responsible parties. A participation interest gives the Fund a specified undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Lease.

     The foregoing restrictions and other limitations discussed herein and under "Investment Limitations" will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

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     The Fund has reserved the right to invest up to 20% of its net assets in
"temporary" investments in taxable securities, but it does not expect to find it necessary to do so. See "Temporary Investments" and "Repurchase Agreements" below.

     Portfolio trading will be undertaken to accomplish the Funds' investment objectives in relation to actual and anticipated movements in interest rates.

     The Funds also may engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Funds will not engage in trading solely to recognize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Obligations or changes in the investment objectives of investors. With respect to income tax consequences to the Funds and their shareholders resulting from short-term trading by the Funds, see "Distributions and Taxes".

     Subject to the foregoing, each Fund will attempt to achieve its investment objective by prudent selection of Municipal Obligations with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate generally will not exceed 70%. However, each Fund reserves the right to make changes in its portfolio whenever it deems such action advisable, and the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, each Fund's annual portfolio turnover rate may exceed 70% in particular years.

     Except as expressly set forth in this Statement of Additional Information or in the Prospectus, the investment objective and the permissible investments set forth herein under the caption "Investment Objective and Policies" are not fundamental policies and may be changed by the Board of Directors of the Company without approval by Fund shareholders.
 Any fundamental policy may be changed only with the approval of a majority of the outstanding shares of each Fund which would be affected by the change.
 See "Investment Limitations".

     Each Fund may invest a portion of its assets in Municipal Leases and participation interests therein. Such obligations, which may take the form of a lease or an installment purchase of conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Interest payments on qualifying Municipal Leases are exempt from federal income taxes.

     Municipal Leases have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass
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
eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses which provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

     Although Municipal Leases typically will be secured by the leased property, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of Municipal Obligations. However, in all cases the Company will require that a Municipal Lease purchased by a Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such Lease, the Lease is the valid and binding obligation of the governmental issuer.

     TMC will evaluate the liquidity of each Municipal Lease upon its acquisition by a Fund and periodically while it is held based upon factors established by the Fund's board of directors, including (i) the frequency of trades and quotes for the obligation, (ii) the number of dealers who will buy or sell the obligation and the potential buyers of the obligation, (iii) the willingness of dealers to make a market for the obligation, and (iv) the nature and timing of marketplace trades. For purposes of the preceding sentences, an unrated Municipal Lease with non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is unrated, if TMC determines that the Municipal Lease is readily marketable because it is backed by such letter of credit or insurance policy.

     Each Fund will seek to reduce further the special risks associated with investment in Municipal Leases by investing in Municipal Leases only where, in TMC's opinion, certain factors established by the Fund's directors have been satisfied, including (1) the nature of the leased equipment or property is such that its ownership or use is deemed essential to a governmental function of the governmental issuer, (2) the Municipal Lease has a shorter term to maturity than the estimated useful life of the leased property and the lease payments will commence amortization of principal at an early date,
(3) appropriate covenants will be obtained from the governmental issuer prohibiting the substitution or purchase of similar equipment for a specified period (usually 60 days or more) in the event payments are not appropriated,
(4) the underlying equipment has elements of portability or use that enhance its marketability in the event foreclosure on the underlying equipment was ever required, and (5) the governmental issuer's general credit is adequate.
 The enforceability of the "non-substitution" provisions referred to in (3) above has not been tested by the courts. Investments not meeting certain of these criteria (such as the absence of a non-substitution clause) may be made if the Municipal Lease is subject to an agreement with a responsible party (such as the equipment vendor) providing warranties to the Fund that satisfy such criteria.
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
     Each Fund may purchase variable rate demand instruments and also may purchase fixed rate municipal demand instruments either in the public market or privately from banks, insurance companies and other financial institutions. These instruments provide for periodic adjustment of the interest rate paid to the holder. The "demand" feature permits the holder to demand payment of principal and interest prior to the final stated maturity, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to the instrument. In some cases these demand instruments may be in the form of units, each of which consists of
(i) a Municipal Obligation and (ii) a separate put option entitling the holder to sell to the issuer of the option the Municipal Obligation in such unit, or an equal aggregate principal amount of another Municipal Obligation of the same issuer, issue and maturity as the Municipal Obligation, at a fixed price on specified dates during the term of the put option. In those cases, each unit taken as a whole will be considered a Municipal Obligation.
 The demand option may or may not increase the liquidity of the underlying Municipal Obligation at any point in time. The issuer of the demand option may or may not guarantee payments of principal and interest on the underlying Municipal Obligation. However, as long as the issuer of the option honors its obligation, or is perceived to be able to do so, the option should decrease the risk of downward price fluctuation of the underlying Municipal Obligation at any point in time by establishing a fixed price for which the Municipal Obligation can be sold before its final maturity. In order to reduce further the risk associated with this type of investment, a Fund will invest in a fixed rate municipal demand instrument only if the instrument or the letter of credit, guarantee or insurance associated therewith is rated within the three highest grades of a nationally recognized rating agency, or if unrated, is deemed by TMC to be of comparable quality with issues having these debt ratings. The credit quality of such investments will be reviewed on a periodic basis by TMC under the supervision of the Fund's directors. When a Fund holds an investment in a Municipal Obligation together with a put option relating to it, the maturity of the Municipal Obligation for purposes of calculating the Fund's dollar-weighted average portfolio maturity will be deemed to be the shorter of (1) the final maturity of the Municipal Obligation, or (2) the next date that the Fund may demand payment for the Municipal Obligation from the issuer of the put option.

     Each Fund may purchase participation interests in Municipal Leases principally from banks or other responsible parties (such as equipment vendors, insurance companies, broker-dealers and other financial institutions) which have entered into a "remarketing agreement" with the Fund providing that the other party will either remarket or repurchase the Municipal Leases within seven days after demand by the Fund on certain conditions described below within seven days after demand by the Fund. Such agreements are referred to herein as "remarketing agreements" and the party that agrees to remarket or repurchase a Municipal Lease is referred to herein as a "remarketing party.") The agreement will provide for a remarketing price equal to the current value of the Fund's participation interest in the obligation as determined by the Fund's portfolio valuation service as of the demand date (plus accrued interest). The Funds anticipate that, in most cases, the agreement will also provide for the seller of the participation interest or the remarketing party to service the Municipal Lease, often for a servicing fee. The conditions to a Fund's right to require the remarketing party to remarket the obligation are that the Fund must certify at the time of remarketing that (1) payments under the Municipal Lease are current and the Fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in TMC's sole opinion to meet the Fund's liquidity needs and (3) the governmental issuer has not notified the Fund of termination of the Municipal Lease.

     A Fund will enter into remarketing agreements only with banks or other responsible parties (such as equipment vendors, insurance companies, broker-dealers and other financial institutions) that in the opinion of TMC are capable of meeting their obligations to the Fund. TMC will monitor on a continuous basis the ability of remarketing parties to meet their obligations to the Fund. Although each Fund expects to deal with a variety of remarketing parties, it reserves the right to enter into such agreements covering up to 25% of its net assets with any particular remarketing party meeting TMC's normal credit criteria. In addition, up to 50% of its net assets may be covered by a remarketing agreement with a remarketing party that is deemed by TMC to be of high quality and minimal credit risk. The Company received an interpretation from the staff of the Securities and Exchange Commission on January 18, 1985, enabling the Funds to enter into remarketing agreements with a broker-dealer, provided the broker-dealer has sold a participation interest in the underlying Municipal lease and the Fund reflects the investment on its balance sheet as a participation interest.

     The "remarketing" feature of the remarketing agreement entitles the remarketing party to attempt to resell a Fund's participation interest in the Lease within seven days after demand; however, the remarketing party will be obligated to repurchase the Lease for its own account within the seven-day period if the Lease has not been resold. The remarketing agreement will often be entered into with the party who has sold a participation interest in the Municipal Lease to the Fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type and meeting the same criteria as described above. A Fund will not invest in unrated Municipal Leases with non-appropriation risk that are not subject to a remarketing agreement if, as a result of such investment, more than 10% of its net assets would be invested in (1) unrated Municipal Leases with non-appropriation risk not covered by such agreements and (2) other investments not considered readily marketable by the Fund (including unrated Municipal Leases not currently subject to remarketing pursuant to any such agreement then in effect).

     The Funds will enter into remarketing agreements solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Remarketing agreements ordinarily will not be transferable or assignable by a Fund, although the Fund will be entitled to sell the underlying Municipal Obligation to another party at any time. If the Fund is unable to exercise its rights under a remarketing agreement, it may be required to hold the underlying Municipal Lease to maturity or treat the Municipal Lease as an "illiquid" investment (see "Municipal Obligations", below), unless it is able to place the investment with a new remarketing party.

     A Fund also may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment.
The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund also will maintain liquid assets at least equal in value to commitments for when-issued or delayed delivery securities, such assets to be segregated by State Street Bank & Trust Co., the Funds' custodian, specifically for the settlement of such commitments. The value of the segregated assets will be marked to the market daily so that the Fund will at all times maintain assets in the segregated account equal in value to the amount of these commitments. The Fund only will make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt.

     No Fund will invest in illiquid securities if, as a result of such investment, more than 10% of its net assets will be invested in illiquid securities. For purposes of this limitation, "illiquid securities" shall be deemed to include (1) Municipal Leases subject to non-appropriation risk which are not rated at the time of purchase within the four highest grades by Moody's or S&P and not subject to remarketing agreements (or not currently subject to remarketing, pursuant to the conditions of any such agreement then in effect, with a responsible remarketing party, deemed by TMC to be capable of performing its obligations), (2) repurchase agreements maturing in more than seven days, (3) securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933, and
(4) other securities or participations not considered readily marketable by the Fund, provided that for purposes of the foregoing an unrated Municipal Lease which is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or insurer deemed by TMC to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying Municipal Lease is readily marketable because it is backed by the letter of credit or insurance policy.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. These proposals, if enacted, may have the effect of reducing the availability of investments for the Fund. Moreover, the value of the Fund's portfolio may be affected. The Fund may be compelled to reevaluate its investment objective and policies and submit possible changes in the structure of the Funds for the approval of their shareholders.

     The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. See "Ratings". It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields, while Obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such variations in market value of Municipal Obligations held in the Funds' portfolios arising from these or other factors will cause changes in the net asset value of the Funds' shares.

     The ability of the Funds to achieve their investment objectives is dependent upon the continuing ability of issuers of Municipal Obligations in which the Funds invest to meet their payment obligations. In addition to using public rating agencies, TMC will use its own credit analysis to assess each issuer's financial soundness. Such analysis will include reliance upon information from various sources including, if available, reports by the rating agencies, research, analysis and appraisals of brokers, dealers and commercial banks, and the views of the Funds' directors and others regarding economic developments and the credit worthiness of particular issuers.

Ratings

     Tax-Exempt Bonds. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Tax-exempt bonds rated Aaa are judged to be of the "best quality". The rating of Aa is assigned to tax-exempt bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated tax-exempt bonds. The Aaa and Aa rated tax-exempt bonds comprise what are generally known as "high grade bonds". Tax-exempt bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations". Factors giving security to principal and interest of A-rated tax-exempt bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Tax-exempt bonds rated Baa are considered as "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such tax-exempt bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The foregoing ratings are sometimes presented in parentheses preceded with "Con." indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by
(a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes the probable credit status upon completion of construction or elimination of the basis of the condition.

     The four highest ratings of S&P and Fitch for tax-exempt bonds are AAA, AA, A, and BBB. Tax-exempt bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest. Tax-exempt bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating, which is the lowest "investment grade" security rating by S&P, indicates an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category. The foregoing ratings are sometimes followed by a "p" indicating that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

     Municipal Notes.   The ratings of Moody's for municipal notes are MIG 1,
MIG 2, MIG 3 and MIG 4. Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group. Notes bearing the designation of MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     The S&P ratings for municipal notes are SP-1+, SP-1, SP-2 and SP-3. Notes bearing an SP-1+ rating are judged to possess overwhelming safety characteristics, with either a strong or very strong capacity to pay principal and interest. Notes rated SP-1 are judged to have either a strong or very strong capacity to pay principal and interest but lack the overwhelming safety characteristics of notes rated SP-1+. Notes bearing an SP-2 rating are judged to have a satisfactory capacity to pay principal and interest, and notes rated SP-3 are judged to have a speculative capacity to pay principal and interest.

     Tax-Exempt Demand Bonds. The rating agencies may assign dual ratings to all long term debt issues that have as part of their provisions a demand or multiple redemption feature. The first rating addresses the likelihood of repayment of principal and interest as due and the second rating addresses only the demand feature. The long term debt rating symbols are used for bonds to denote the long term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+). For newer "demand notes" maturing in 3 years or less, the respective note rating symbols, combined with the commercial paper symbols, are used (for example. "SP-1+/A-1+").

     Commercial Paper. The ratings of Moody's for issuers of commercial paper are Prime-1, Prime-2 and Prime-3. Issuers rated Prime-1 are judged to have superior ability for repayment which is normally evidenced by
(i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 are judged to have a strong capacity for repayment which is normally evidenced by many of the characteristics cited under the discussion of issuers rated Prime-1 but to a lesser degree. Earnings trends, while sound will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample adequate liquidity is maintained. Issuers rated Prime-3 are judged to have an acceptable capacity for repayment. The effect of industry characteristics and market composition may be more pronounced. Variability of earnings and profitability may result in changes in the level of debt-protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     The ratings of S&P for commercial paper are A (which is further delineated by Categories A-1+, A-1, A-2 and A-3), B, C and D. Commercial paper rated A is judged to have the greatest capacity for timely payment. Commercial paper rated A-1+ is judged to possess overwhelming safety characteristics. Commercial paper rated A-1 is judged to possess an overwhelming or very strong degree of safety. Commercial paper rated A-2 is judged to have a strong capacity for payment although the relative degree of safety is not as high as for paper rated A-1. Commercial paper rated A-3 is judged to have a satisfactory capacity for timely payment but is deemed to be somewhat more vulnerable to the adverse changes in circumstances than paper carrying the higher ratings. Commercial paper rated B is judged to have an adequate capacity for timely payment but such capacity may be damaged by changing conditions or short-term adversities. Commercial paper rated C is judged to have a doubtful capacity for payment and commercial paper rated D is either in default or is expected to be in default upon maturity.

Temporary Investments

     Each Fund has reserved the right to invest up to 20% of its net assets in "temporary investments" in taxable securities that would produce interest not exempt from federal income tax. See "Distributions and Tax Matters". Such temporary investments may be made due to market conditions, pending investment of idle funds or to afford liquidity. These investments are limited to the following short-term, fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government or its agencies, instrumentalities or authorities;
(ii) prime commercial paper within the two highest ratings of Moody's or S&P;
(iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to the foregoing types of securities. Repurchase agreements will be entered into only with dealers, domestic banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. Investments in repurchase agreements are limited to 5% of the Fund's net assets. See "Repurchase Agreements". In addition, temporary taxable investments may exceed 20% of the Fund's net assets when made for defensive purposes during periods of abnormal market conditions. The Fund does not expect to find it necessary to make such temporary investments.

Repurchase Agreements

     Each Fund may enter into repurchase agreements with respect to taxable securities constituting "temporary investments" in its portfolio. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements may be viewed as loans collateralized by the underlying security that is the subject of the repurchase agreement. The Fund will not enter into a repurchase agreement if, as a result, more than 5% of the value of its net assets would then be invested in repurchase agreements. The Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions that in the opinion of TMC represent minimal credit risk. The risk to the Fund is limited to the ability of the seller to pay the agreed upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest if the seller defaults. In the event of a default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. TMC will monitor the value of the collateral at the time the transaction is entered into and continuously during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon repurchase price. In the event the value of the collateral declined below the repurchase price, TMC will demand additional collateral from the seller to increase the value of the collateral to at least that of the repurchase price.


U.S. Government Obligations

     The Funds' temporary investments in taxable securities may include obligations of the U.S. government. These include bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under the authority granted by the Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others only by the credit of the issuing agency, authority or other instrumentality. In the latter case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

                          INVESTMENT LIMITATIONS

     The Company has adopted the following fundamental investment policies which may not be changed unless approved by a majority of the outstanding shares of each Fund that would be affected by such change. Each Fund may not:

     (1) Invest in securities other than Municipal Obligations (including participations therein) and temporary investments within the percentage limitations specified in the Prospectus under the caption "Investment Objective and Policies";
                                     11

     (2) Purchase any security if, as a result, more than 5% of its total assets would be invested in securities of any one issuer, excluding obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities;

     (3) Borrow money, except for temporary or emergency purposes and not for investment purposes, and then only in an amount not exceeding 5% of the value of the Fund's total assets at the time of borrowing;

     (4) Pledge, mortgage or hypothecate its assets, except to secure borrowings permitted by subparagraph (3) above;

     (5) Issue senior securities as defined in the Investment Company Act of 1940, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement;
(b) purchasing any securities on a when-issued or delayed delivery basis; or
(c) borrowing money in accordance with the restrictions described above;

     (6) Underwrite any issue of securities, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

     (7) Purchase or sell real estate and real estate mortgage loans, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

     (8) Purchase or sell commodities or commodity futures contracts or oil, gas or other mineral exploration or development programs;


     (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

     (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions;

     (11) Write or purchase puts, calls, straddles, spreads or other combinations thereof, except to the extent that securities subject to a demand obligation or to a remarketing agreement may be purchased as set forth in the Prospectus or this Statement of Additional Information under the captions "Investment Objective and Policies -- Municipal Obligations" and -- "Municipal Leases";

     (12) Invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years excluding (i) obligations of, or guaranteed by, the United States government, its agencies, instrumentalities and authorities and (ii) obligations secured by the pledge of the faith, credit and taxing power of any entity authorized to issue Municipal Obligations;

     (13) Invest more than 5% of its total assets in securities which the Fund is restricted from selling to the public without registration under the Securities Act of 1933;

     (14) Purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any such issuer to be held by the Fund;

     (15) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     (16) Purchase securities (other than securities of the United States government, its agencies, instrumentalities and authorities) if, as a result, more than 25% of the Fund's total assets would be invested in any one industry; or

     (17) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those officers and directors of the Fund, or those officers and directors of TMC, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a nongovernmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. Where a security is also guaranteed by the enforceable obligation of another entity it shall also be included in the computation of securities owned that are issued by such other entity. In addition, for purposes of paragraph (2) above, a remarketing party entering into a remarketing agreement with a Fund as described in the Prospectus under the caption "Investment Objective and Policies -- Municipal Obligations" shall not be deemed an "issuer" of a security or a "guarantor" of a Municipal Lease subject to such agreement.

     Neither of the Funds will purchase securities if, as a result, more than 25% of the Fund's total assets would be invested in any one industry. However, this restriction will not apply to purchases of (i) securities of the United States government and its agencies, instrumentalities and authorities, or (ii) tax exempt securities issued by different governments, agencies, or political subdivisions, because these issuers are not considered to be members of any one industry.

     With respect to temporary investments, in addition to the foregoing limitations, a Fund will not enter into a repurchase agreement if, as a result thereof, more than 5% of its net assets would be subject to repurchase agreements.

     Although each of the Funds has the right to pledge, mortgage or hypothecate its assets in order to comply with certain state statutes on investment restrictions, a Fund will not, as a matter of operating policy (which policy may be changed by the Board of Directors without shareholder approval), pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities will exceed 10% of its total assets.

     In the event a Fund acquires disposable assets as a result of the exercise of a security interest relating to Municipal Obligations, the Fund will dispose of such assets as promptly as possible.

     Under the Investment Company Act of 1940 (the "Act"), a "vote of the majority of the outstanding voting securities" of the Company or of a particular Fund means the affirmative vote of the lessor of (1) more than 50% of the outstanding shares of the Company or of such Fund or (2) 67% or more of the shares of the Company or of such Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Company or of such Fund are represented at the meeting in person or by proxy.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holder of the outstanding voting securities of a series investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of that Fund. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of directors from the separate voting requirements of the Rule.

                          PERFORMANCE COMPUTATION

Performance Computations - In General

     The return or yield of any Fund class may, from time to time, be quoted in reports, sales literature and advertisements published by the Funds, the Distributor, or investment dealers offering the Funds. Any such quotation must include a standardized calculation which computes yield for a 30-day or one month period by dividing a Fund class's net investment income per share during the period by the maximum offering price on the last day of the period. The standardized calculation may include the effect of semiannual compounding and will reflect amortization of premiums for those bonds which have a market value in excess of par. New schedules based on market value will be computed each month for amortizing premiums. Provided that any such quotation also is accompanied by the standardized calculation referred to above, any Fund also may quote as to any of its classes non-standardized performance data for a specified period by dividing the net investment income per share for that period by either the class's average public offering price per share for that same period or the offering price per share on the first or last day of the period, and multiplying the result by 365 divided by the number of days in the specified period. For purposes of this non-standardized calculation net investment income will include accrued interest income plus or minus any amortized purchases discount or premium less accrued expenses. The primary differences between the yield calculations obtained using the standardized performance measure and any non-standardized performance measure will be caused by the following factors:
(1) the non-standardized calculation may cover periods other than the 30-day or one month period required by the standardized calculation; (2) the non-standardized calculation may reflect amortization of premium based upon historical cost rather than market value. Amortization of premium based upon historical cost is required by the Internal Revenue Service for tax reporting purposes; (3) the non-standardized calculation may reflect the average offering price per share for the period of the beginning offering price per share for the period, whereas the standardized calculation will always reflect the maximum offering price per share on the last day of the period;
(4) the non-standardized calculation may reflect an offering price per share other than the maximum offering price; provided that any time the Fund's performance is quoted in reports, sales literature or advertisements using a public offering price, the performance computed by using the Fund's maximum public offering price also will be quoted in the same piece; (5) the non-standardized performance quotation may include the effective return obtained by compounding the monthly dividends.

     Any performance computation also must include average annual total return quotations for the 1, 5 and 10 year periods ended on the date of the most recent balance sheet included in the registration statement, computed by finding the average annual compounded rates of return over such periods which would equate the initial amount invested at the maximum public offering price to the ending redeemable value. To the extent that a portfolio has been in operation less than 1, 5 and 10 years, the time period during which the portfolio has been in operation will be substituted for any 1, 5 or 10 year period for which a total return quotation is not obtainable.

     Yield or total return quotations described in this section also may be quoted on a "taxable equivalent yield" basis, provided that the following information is furnished: (1) a standardized taxable equivalent yield based on a 30-day or one month period ended on the date of the most recent balance sheet included in the registration statement; (2) the length of and the last day of the base period used in computing the quotation; and (3) a description of the method by which the quotation is computed.

     Any quoted yield or return should not be considered a representation of the yield or return in the future because neither the yield nor the return are fixed. Actual performance will depend not only on the type, quality and maturities of the investments held by the portfolios and changes in interest rates on those investments, but also on changes in a Fund's expenses during the period. In addition, a change in the Fund's net asset value will affect its yield and return.


REPRESENTATIVE PERFORMANCE FIGURES - LIMITED TERM NATIONAL FUND (CLASSES A
AND C)

      THE FOLLOWING DATA FOR THE LIMITED TERM NATIONAL FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield. The Limited Term National Fund's yields for the 30-day period ended on June 30, 1997, computed in accordance with the standardized calculation described above, were 3.89% and 3.58% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-Standardized Method of Computing Yield. The Limited Term National Fund's non-standardized yields, computed in accordance with a non-standardized method described above, were 4.54% and 4.25% for Class A shares and Class C shares, respectively, for the 30-day period ended June 30, 1997 and 4.55% and 4.25% for Class A shares and Class C shares, respectively, for the 7-day period ended June 30, 1997. This non-standardized method differs from the standardized method of computing yield in that the 7-day non-standardized yield is computed for the 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually.
 This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Limited Term National Fund's taxable equivalent yield, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, was as shown below for the indicated periods ending on June 30, 1997.

                                   Yield     Taxable Equivalent Yield*
                                   -----     -------------------------
     Standardized Method
     -------------------
     30 days ended 6/30/97
          Class A                   3.89%               6.44%
          Class C                   3.58%               5.93%

     Non-Standardized Method
     -----------------------
     7 days ended 6/30/97
          Class A                   4.55%               7.53%
          Class C                   4.25%               7.03%
     30 days ended 6/30/97
          Class A                   4.54%               7.51%
          Class C                   4.25%               7.03%
     1 year ended 6/30/97
          Class A                   4.53%               7.50%
          Class C                   4.23%               7.00%

      *	A portion of income may be subject to state and local taxes.  These taxable equivalent yields do not take into account the effect, if any, of state and local taxes.


The non-standardized method of computation differs from the standardized method in that the non-standardized yields for the 7-day period and the one-year period are computed on a basis of seven days or one year rather than the standard 30-day or one month period, the non-standardized yields reflect amortization of premium based upon historical cost rather than market value, and the nonstandardized yields are computed by compounding dividends monthly rather than semiannually. The standardized and non-standardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The average annual total return for Limited Term National Fund for Class A and Class C shares are set forth below for the periods shown ending June 30, 1997. Shares denoted as Class A were first offered on September 28, 1984, and Class C shares were first offered on September 1, 1994. This computation assumes that an investor reinvested all dividends, and further assumes the deduction of the maximum sales commission of 2.50% imposed on Class A shares. Class C shares purchased on or after October 2, 1995 are subject to a contingent deferred sales charge if redeemed within one year of purchase.
16

     Although the maximum Class A sales charge imposed at the commencement of investment operations on September 28, 1984 was 4.75%, the charge was reduced two times to 2.50% as of April 1, 1993. Consequently, the computation for Class A shares assumes today's maximum sales charge of 2.50%. "Total return," unlike the standardized yield and non-standardized yield figures shown above, takes into account changes in net asset value over the periods shown.
                                                        since
                         1 year    5 years   10 years   inception
                         ------    -------   --------   ---------
          Class A         2.84%      4.90%     6.15%     6.96%
          Class C         5.02%       N/A      N/A       4.71%

REPRESENTATIVE PERFORMANCE FIGURES - LIMITED TERM CALIFORNIA FUND (CLASSES A AND C)

     THE FOLLOWING DATA FOR THE LIMITED TERM CALIFORNIA FUND REPRESENT PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     Standardized Method of Computing Yield.   The Limited Term California
Fund's yields for the 30-day period ended on June 30, 1997, computed in accordance with the standardized calculation described above, were 3.92% and 3.62% for Class A shares and Class C shares, respectively. This method of computing yield does not take into account changes in net asset value.

     Non-standardized Method of Computing Yield. The Limited Term California Fund's non-standardized yields, computed in accordance with a non-standardized method described above, were 4.35% and 4.06% for Class A shares and Class C shares, respectively, for the 30-day period ended June 30, 1997 and 4.35% and 4.06% for Class A shares and Class C shares, respectively, for the 7-day period ended June 30, 1997. The commencement of investment operations for the California Portfolio was February 19, 1987. The non-standardized method differs from the standardized method of computing yield in that the 7-day non-standardized yield is computed for the 7-day period rather than a 30-day or one month period, the non-standardized yield reflects amortization of premium based upon historical cost rather than market value, and the non-standardized yield is computed by compounding dividends monthly rather than semiannually. This method of computing performance does not take into account changes in net asset value.

     Taxable Equivalent Yield. The Limited Term California Fund's taxable equivalent yield, computed in accordance with the methods described above using a maximum federal tax rate of 39.6%, and a maximum California tax rate of 9.3%, was as shown below for the indicated periods ending on June 30, 1997:
17

                                   Yield     Taxable Equivalent Yield*
     Standardized Method
     -------------------
     30 days ended 6/30/97
          Class A                   3.92%               7.67%
          Class C                   3.62%               7.08%

     Non-standardized Method
     -----------------------
     7 days ended 6/30/97
          Class A                   4.35%               8.51%
          Class C                   4.06%               7.94%
     30 days ended 6/30/97
          Class A                   4.35%               8.51%
          Class C                   4.06%               7.94%
     1 year ended 6/30/97
          Class A                   4.34%               8.50%
          Class C                   4.06%               7.94%

      * These taxable equivalent yields take into account the effect of California income taxes.

The non-standardized method of computation differs from the standardized method in that the non-standardized yields for the 7-day period and the one-year period are computed on a basis of seven days or one year rather than the standard 30-day or one month period, the non-standardized yields reflect amortization of premium based upon historical cost rather than market value, and the non-standardized yields are computed by compounding dividends monthly rather than semiannually. The standardized and non-standardized methods of computing yield and taxable equivalent yield do not take into account changes in net asset value.

     Average Annual Total Return. The average annual total returns for Limited Term California Fund for Class A and Class C shares are set forth below for the periods shown ending June 30, 1997. Shares denoted as Class A were first offered on February 19, 1987, and Class C shares were first offered on September 1, 1994. This computation assumes that an investor reinvested all dividends, and further assumes the deduction of the maximum sales charge of 2.50% imposed upon purchases of Class A shares. Class C shares purchased on or after October 2, 1995 are subject to a contingent deferred sales charge if redeemed within one year of purchase. "Total return" unlike the standardized yield and non-standardized yield figures shown above, takes into account changes in net asset value over the periods shown.
                                                    since
                    1 year    5 years   10 years  inception
                    ------    -------   --------  ---------
          Class A    2.87%     5.24%       N/A      5.84%
          Class C    5.06%      N/A        N/A      4.77%

                          DISTRIBUTIONS AND TAXES

Distributions

     All of the net income of each Fund is declared daily as a dividend on shares for which the Fund has received payment. Net income of a Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Dividends are paid monthly and are reinvested in additional shares of the Fund at the net asset value per share at the close of business on the dividend payment date or, at the shareholder's option, paid in cash. Net realized capital gains, if any, will be distributed annually and reinvested in additional shares of the Fund at the net asset value per share at the close of business on the distribution date. See "Accounts of shareholders".

Tax Matters

     The Funds qualified under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as regulated investment companies for the fiscal year ended June 30, 1997, and intend to continue this qualification so long as this qualification is in the best interest of the shareholders. This tax treatment relieves the Funds from paying federal income tax on income which is currently distributed to their shareholders. The Funds also intend to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) which will enable each Fund to designate distributions from the interest income generated by its investments in Municipal Obligations, which are exempt from federal income tax when received by the Fund, as Exempt Interest Dividends. Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of those dividends, except to the extent the alternative minimum tax may apply.

     Under the Code, interest on indebtedness incurred or continued to purchase or carry shares is not deductible. Under rules issued by the Department of the Treasury for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. Investors with questions regarding this issue should consult with their own tax advisers.

     Shares of a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds (including any Municipal Lease that may be deemed to constitute an industrial development bond) or persons related to such "substantial users".
 Such persons should consult their own tax advisers before investing in shares.

     Distributions by each Fund of net interest income received from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the United States government, its agencies, instrumentalities and authorities), short-term capital gains realized by the Fund, if any, and realized amounts attributable to market discount on bonds, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions to shareholders will not qualify for the dividends received deduction for corporations.

     Any net long-term capital gains realized by a Fund, whether or not distributed in cash or reinvested in additional shares, must be treated as long-term capital gains by shareholders regardless of the length of time investors have held their shares. If the Fund should have net undistributed capital gain in any year, the Fund would pay the tax on such gains and each shareholder would be deemed, for federal tax purposes, to have paid his or her pro rata share of such tax.

     If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, (i) the Fund would incur a regular corporate federal income tax upon its net interest income, other than interest income from Municipal Obligations, for that year, and
(ii) distributions to its shareholders out of net interest income from Municipal Obligations or other investments, or out of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's current or accumulated earnings or profits. A Fund would fail to qualify under Subchapter M if, among other requirements, in any year (i) 30% or more of its gross income were derived from the sale or other disposition of securities held for less than three months, (ii) less than 90% of the Fund's gross income were derived from specified income sources such as dividends, interest and gains from the disposition of stock or securities or (iii) the Fund failed to satisfy the diversification of investments requirement of the Code and failed to timely cure such failure. Furthermore, the Fund would be unable to make Exempt Interest Dividends if, at the close of any quarter of its taxable year, more than 50% of the value of the Fund's total assets consisted of assets other than Municipal Obligations. Additionally, if in any year the Fund qualified as a regulated investment company but failed to distribute all of its net income, the Fund would be taxable on the undistributed portion of its net income. Although each Fund intends to distribute all of its net income currently, it could have undistributed net income if, for example, expenses of the Fund were reduced or disallowed on audit.

     If a Fund has both tax-exempt and taxable interest, it will use the "actual earned method" for determining the designated percentage that is taxable income and designate the use of such method within 45 days after the end of the Fund's taxable year. Under this method the ratio of taxable income earned during the period for which a distribution was made to total income earned during the period determines the percentage of the distribution designated taxable. The percentages of income, if any, designated as taxable will under this method vary from distribution to distribution.

     The Tax Reform Act of 1986 imposes a nondeductible excise tax on regulated investment companies if they fail to satisfy certain minimum distribution requirements. This excise tax should not have a material adverse effect on the Funds' operation, because each Fund intends to distribute all of its net income currently.

     Although the Company currently intends to have two investment Funds outstanding, each authorized to issue multiple classes of shares, the Company's Board of Directors is authorized to divide the Company's authorized shares into additional Funds and classes. Each additional series of Fund stock would relate to a separate investment Fund that would be different from the other Funds. Each Fund may be divided into multiple classes, each of which would represent an interest in the same investment portfolio of that Fund, and subject to the same investment objectives, policies and limitations in common with the other classes of that Fund, but may differ from other classes of the Fund with respect to sales charges, distribution fees, the possible allocation of some expenses, and some voting rights. Separate Funds will be treated under the Code as separate corporations except with respect to the definitional requirements under Section 851(a) of the Code.

     As is the case with other types of income, including other tax-exempt interest income, Exempt Interest Dividends received by an individual shareholder will be added to his or her "modified adjusted gross income" in determining what portion, if any, of the individual's Social Security benefits will be subject to federal income taxation. Shareholders are advised to consult their own advisors as to the effect of this treatment.

     The Code treats interest on certain Municipal Obligations which are private activity bonds under the code issued after August 7, 1986 (in certain cases, after September 1, 1986) as a preference item for purposes of the alternative minimum tax on individuals and corporations. Each Fund may purchase private activity bonds which are subject to treatment under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of those purchases are uncertain. Some portion of Exempt Interest Dividends may, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own advisors as to the extent and effect of such treatment.

     In addition, the Code provides that a portion of the adjusted current earnings of a corporation reported on its financial statement and not otherwise included in the minimum tax base will be included for purposes of calculating the alternative minimum tax for such years. The adjusted current earnings of a corporation will include Exempt Interest Dividends in calculating the alternative minimum tax on corporations to the extent that such Dividends are not otherwise treated as a preference item for the reasons discussed above. An environmental tax is imposed on the excess of a corporation's modified alternative minimum taxable income (minimum taxable base, discussed above, with certain modifications) over $2 million. Modified alternative minimum taxable income includes Exempt Interest Dividends. The environmental tax applies with respect to taxable years beginning after December 31, 1986 and before January 1, 1996. Exempt Interest Dividends are included in effectively connected earnings and profits for purposes of computing the branch profits tax on certain foreign corporations doing business in the United States.

     With respect to property and casualty companies, the amount of certain cost deductions otherwise allowed is reduced (in certain cases below zero) by a specified percentage of, among other things, Exempt Interest Dividends received on shares acquired after August 7, 1986, for taxable years beginning after 1986. Commercial banks, thrift institutions and other financial institutions may not deduct their cost of carrying shares acquired after August 7, 1986, for taxable years ending after December 31, 1986.

     Redemption or resale of shares will be a taxable transaction for federal income tax purposes and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder's basis in the shares and the amount realized by the shareholder on the redemption or resale. If the redemption or resale occurs before May 7, 1997, and the shareholder held the shares as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and any such long-term gain will be subject to a maximum federal income tax rate of 28% to the extent that gain exceeds any net short-term capital losses realized by the taxpayer. If the redemption or resale occurs after May 6, 1997, and the shares were held as capital assets, the gain or loss will be long-term if the shares were held for more than 12 months, and the maximum 28% rate will continue to apply to gains realized on shares held more than 12 months and less than 18 months. However, for shares held as capital assets for more than 18 months, the maximum federal income tax rate is 20%; and is reduced to 10% for gains which otherwise would be taxable at 15% rate. For taxable years beginning after December 31, 2000, the maximum tax rates for gains on capital assets which are held more than five years are 8% and 18%, instead of the 10% and 20% rates applicable to assets held more than 18 months.

     The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Funds and their shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the Federal taxation of the Fund and the income tax consequences to its shareholders. In particular, prospective investors who are not individuals are advised that the preceding discussion relates primarily to tax consequences affecting individuals, and the tax consequences of an investment by a person which is not an individual may be very different.

State and Local Tax Aspects

     The exemption from federal income tax for distributions of interest income from Municipal Obligations which are designated Exempt Interest Dividends will not necessarily result in exemption under the income or other tax laws of any state or local taxing authority.

     The exemption from the State of California personal income taxes for distributions of interest income in the Limited Term California Fund applies only to shareholders who are residents of the State of California, and only to the extent such income qualifies as "exempt-interest dividends" under
Section 17145 of the California Revenue and Taxation Code and is not derived from interest on obligations from any state other than from California or its political subdivisions.

     The laws of the several states and local taxing authorities vary with respect to the taxation of such distributions, and shareholders of the Fund are advised to consult their own tax advisers in that regard. Each Fund will advise shareholders within 60 days of the end of each calendar year as to the percentage of income derived from each state in which the Fund has any Municipal Obligations in order to facilitate shareholders in the preparation of their state and local tax returns.

Special Risks Affecting the California Portfolio

     Due to the Limited Term California Fund's policy of concentrating its investments in municipal securities exempt from California personal income taxes, this Fund will invest primarily in California state, municipal, and agency obligations. For this reason, an investment in the Limited Term California Fund may be considered riskier than an investment in the Limited Term National Fund, which buys Municipal Obligations from throughout the

United States. Prospective investors should consider the risks inherent in the investment concentration of the Limited Term California Fund before investing.

     California's economy is the largest among the 50 states and one of the largest in the world. The state's July 1, 1995 population of approximately
32.1 million represents 12.2 percent of the total United States population and total personal income in the state, at an estimated $810 billion in 1996, accounts for 12.6 percent of all personal income in the nation. Total employment is about 14.5 million, the majority of which is in the service, trade and manufacturing sectors.

     Changes in California constitutional and other laws raise questions about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations in all situations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which has had an affect on California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. In 1979, California voters approved another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB prohibits government agencies and the state from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues, certain state subventions and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by such entity in providing the regulation, product or service". No limit is imposed on appropriations of funds which are not "proceeds of taxes", such as debt service on indebtedness existing or authorized before January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of the courts or the federal government, reasonable user charges or fees and certain other non-tax funds. The amendment restricts the spending authority of state and local government entities. If revenues exceed such appropriations limits, such revenues must be returned either as revisions in the tax rate or fee schedules.

     California obtains roughly 45% of general fund revenues from personal income taxes (individual and corporate) compared to an average of only 30% for other states. Income taxes serve as a bellwether which is frequently a leading indicator of economic weakness. Much of California's recent deficit was caused by lower than projected income tax receipts. California's other principal revenue source is sales taxes.

     A recession began in mid-1990 due largely to job losses in the aerospace and defense-related industries. The 1993 unemployment rate of 9.4% was 135% of the national rate. The recession affected California's General Fund revenues, and increased expenditures above initial budget appropriations due to greater health and welfare costs. The state's budget problems in recent years have also been caused by a structural imbalance in that the largest General Fund Programs -- K-14 education, health, welfare and corrections -- were increasing faster than the revenue base, driven by the state's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the state's corrections program responds to a "Three-Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders.

     As a result of these factors and others, from the late 1980's until 1992-'93, the state had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the state accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-'91 fiscal year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The Legislature and Governor agreed on the following principal steps to produce Budget Acts in the years 1991-'92 to 1994-'95, including:

     - significant cuts in health and welfare program expenditures;
     - transfers of program responsibilities and funding from the state to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;
     - transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools under Proposition 98;
     - reduction in growth of support for higher education programs, coupled with increases in student fees;
     - maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupil;
     - revenue increases (particularly in the 1991-'92 fiscal year budget), most of which were for a short duration;
     - increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame most of the additional aid requested by the administration was not received; and
     - various one-time adjustments and accounting changes.

Despite these budget actions as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve as compared to projected positive balances. By the 1993-'94 fiscal year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-'94, a second two-year plan was implemented in 1994-'95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-'96 fiscal year.

     With strengthening revenues and reduced caseload growth based on an improving economy, the state entered the 1995-'96 fiscal year budget negotiations with the smallest nominal "budget gap" to be closed in many years. Nonetheless, serious policy differences between the Governor and Legislature prevented timely enactment of the budget. The 1995-'96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. Due to an economy which was stronger than expected, the General Fund received $2.2 billion more tax revenues than planned for in the 1995-'96 budget. This allowed the state to increase school, health and welfare spending and still post a positive balance of $685 million to the Adjusted fund Balance as of June 30, 1996.

     The state continues to see healthy growth. Personal income is estimated to be growing at an annual rate of about 6.8%. Revenues and transfers for the state in the 1996-'97 fiscal year are estimated to have been about 48.9 billion while expenditures are estimated to have been about 48.9 billion. This should allow the state to post a positive cash balance in the Fund for Economic Uncertainty ("SFEU") for only the second time in the 1990's.

     On August 18, 1997, the Governor signed the 1997 Budget Act. The Act anticipates General Fund revenues and transfers of about $52.5 billion, a 6.8% increase over the previous year, and expenditures of $52.5 billion, an 8% increase. The SFEU is expected to decline about $112 million.

Accounts of Shareholders

     When an investor makes an initial investment in shares of a Fund, the Transfer Agent will open an account on the books of the Fund, and investor will receive a confirmation of the opening of the account. Thereafter, whenever a transaction, other than the reinvestment of interest income, takes place in the account - such as a purchase of additional shares or redemption of shares or a withdrawal of shares represented by certificates - the investor will receive a confirmation statement giving complete details of the transaction. Shareholders will also receive at least quarterly statements setting forth all distributions of interest income and other transactions in the account during the period and the balance of full and fractional shares.
 The final statement for the year will provide the information for income tax purposes described in the Prospectus under the caption "Distributions and Taxes".

     The monthly distributions of interest income, net of expenses, and the annual distributions of net realized capital gains, if any, will be credited to the accounts of a Fund's shareholders in full and fractional shares of the Fund at net asset value on the payment or distribution date, as the case may be. Upon written notice to the Transfer Agent, a shareholder may elect to receive monthly distributions of net interest income in cash. This election will remain in effect until changed by written notice to the Transfer Agent, which change may be made at any time in the sole discretion of the shareholder.

     The issuance and delivery of certificates for shares is unnecessary, and shareholders are thereby relieved of the responsibility of safekeeping. Upon written request to the Transfer Agent, a certificate will be issued for any or all of the full shares credited to a shareholder's account. Certificates which have been issued to a shareholder may be returned at any time for credit to his or her account. Shares so held will be redeemed as described in the Prospectus under the caption "How to Redeem Fund Shares".

        INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES AGREEMENTS

Investment Management Services

     Pursuant to the Investment Advisory Agreement, Thornburg Management Company, Inc., 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501 ("TMC"), will act as the investment adviser for, and will manage the investment and reinvestment of the assets of, the Funds in accordance with the Funds' investment objectives and policies, subject to the general supervision and control of the Company's Board of Directors.

     TMC is (i) investment adviser for Thornburg Investment Trust (a registered investment company having 12 separate funds, ten of which have investment objectives and policies for tax-exempt income similar to those of the Fund) and (ii) sub-adviser for Daily Tax Free Income Fund, Inc. (a registered investment company with investment objectives and policies for tax-exempt income similar to those of the Fund).

     TMC will provide continuous professional investment supervision in accordance with the Investment Advisory Agreement. In addition to managing the Funds' investments, TMC will administer the Funds' business affairs, provide office facilities and related services. Pursuant to the Investment Advisory Agreement, the Fund will pay to TMC a monthly management fee described in the Prospectus in consideration of the services and facilities furnished by TMC. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

     In addition to the fee of TMC under the Investment Advisory Agreement, the Funds will pay all other costs and expenses of their operations. The Funds will not bear any sales or promotion expenses incurred in connection with the offering of their shares, except for payments made under the distribution and service plans described below, which might be considered sales or promotional expenses, but expenses of registering and qualifying the Funds and the shares for distribution under federal and state securities laws (including legal fees) will not be deemed to be sales or promotion expenses.

     For the three most recent fiscal periods ended June 30, 1995, 1996 and 1997 with respect to each Fund, the amounts paid to TMC by each Fund were as follows:

                                      1995        1996        1997
                                      ----        ----        ----
          Limited Term National    $6,805,432  $6,584,836  $4,159,938
          Limited Term California    $740,936    $748,077    $496,821

TMC waived its rights to fees in the same periods, as follows:
                                     1995         1996        1997
                                     ----         ----        ----
          Limited Term National     $16,669     $29,691       - 0 -
          Limited Term California   $45,876     $75,198     $27,360

     The foregoing fees do not reflect the fee reduction effected by the restatement of the Investment Advisory Agreement, described below. TMC may (but is not obligated to) waive its rights to any portion of its fee in the future, and may use any portion of its fee for purposes of shareholder and administrative services and distribution of Fund shares. The expense ratio of each Fund will fluctuate in the future as Fund expenses increase or decrease. During the fiscal year ended June 30, 1997, the Funds reimbursed TMC in the amounts of $96,589 (National) and $10,477 (California) for certain accounting expenses incurred by TMC on behalf of the Funds.

     The Investment Advisory Agreement was originally approved on July 10, 1984, by the Company's Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the Act) of the Fund or TMC. The Investment Advisory Agreement was approved by the shareholders at their first annual meeting on October 16, 1985 and ratified by the shareholders of the Limited Term California Fund on December 29, 1993.
 The initial term of the Agreement extended until September 28, 1986, and thereafter for successive 12-month periods, provided that such continuation is specifically approved at least annually by the Board of Directors or by a vote of a majority of the outstanding voting securities, and, in either case, by a majority of the directors who are not "interested directors" within the meaning of the Investment Company Act of 1940. The directors restated the Investment Advisory Agreement to reduce the management fees provided for thereunder, and to provide that TMC would no longer furnish certain administrative services associated with shareholder maintenance under the Investment Advisory Agreement. Instead, TMC will furnish those administrative services under the terms of an Administrative Services Agreement specific to each class of each of the Funds. See "Administrative Services Agreement," below. The restatement of the Investment Advisory Agreement was approved by the shareholders on April 16, 1996, and became effective on July 1, 1996. The directors most recently determined on June 9, 1997 to extend the term of the Agreement, as restated, for another 12 months.
 The Agreement may be terminated by either party, at any time, without penalty, upon 60 days' written notice, and will automatically terminate in the event of its assignment. Termination will not affect the right of TMC to receive payments on any unpaid balance of the compensation earned prior to termination. The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of TMC, or of reckless disregard of its obligations and duties thereunder, TMC shall not be liable for any action or failure to act in accordance with its duties thereunder.

Administrative Services Agreement

     Effective July 1, 1996, TMC furnishes to each class of shares certain administrative services necessary for the maintenance of the shareholders of that class. These services are performed under the terms of an Administrative Services Agreement, and TMC is paid a fee for the services under the Agreement applicable to Class A and Class C shares of the Funds which is described in the Prospectus applicable to Class A and Class C shares of the Funds. These services were previously performed under the terms of the Investment Advisory Agreement until its restatement, as described above.

     For the year ended June 30, 1997, each class paid administrative fees as follows:
          Limited Term National Fund
                              Class A     $1,013,060
                              Class C        $21,000

          Limited Term California Fund
                              Class A       $108,917
                              Class C         $4,366

     The Administrative Services Agreement provides for successive 12-month terms, provided that continuation is approved by the Board of Directors in the same manner pertaining to the Investment Advisory Agreement. The Agreement may be terminated by either party, at any time, without penalty on 60 days' written notice. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence of TMC, or of reckless disregard of its obligations thereunder, TMC shall not be liable for any action or failure to act in accordance with its duties thereunder.

     H. Garrett Thornburg, Jr., Chairman, Treasurer and a Director of the Company, is also Director and controlling stockholder of TMC.

                      SERVICE AND DISTRIBUTION PLANS

Service Plan - All Classes

     The Funds have adopted a Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Service Plan") which is applicable to Class A and Class C shares of each Fund. The Plan permits payments to be made by each Fund in respect of its Class A and Class C shares to TMC up to an amount on an annual basis not to exceed .25 of 1% of the average daily net assets of Class A and Class C shares of the applicable Fund, to reimburse TMC for particular expenditures incurred by it to obtain certain services from securities dealers and other financial institutions and organizations, including banks. No assets of any class or Fund will be used to reimburse expenses attributable to any other class or Fund. Such services likely will include answering shareholder questions and furnishing of information to shareholders, preparing and transmitting to the transfer agent computer processable tapes of customer transactions, obtaining proxies, effecting redemptions, and other activities in connection with servicing shareholder accounts. In addition, TMC may make payments under the Service Plan, including incentive compensation, in connection with the distribution of shares. Payments may be made by TMC to banks, savings and loan associations and other depository institutions to the extent permissible under applicable provisions of federal banking laws. TMC currently makes payments described in the first sentence of this paragraph to the brokerage firm of record with respect to each shareholder account in the following manner: TMC intends to pay at an annual rate of (1) .10% based upon the average daily net asset value of the account for all accounts opened less than one year, and (2) .25% based upon the average daily net asset value of the account, for all accounts opened more than one year.

     The Service Plan permits accrued but unpaid reimbursements to be carried over and reimbursed to TMC in later years. That is, payments by a Fund in later years may be used to reimburse TMC for expenses incurred in a prior year but not paid because the amount of those expenses exceeded the Service Plan's annual percentage limitation. TMC will not charge interest or carrying charges on any carry over amounts, and a Fund is not obligated to pay TMC any carry over amounts if the Service Plan is terminated or not renewed. Current distribution expenses will be paid first, then carryovers would be paid. TMC has waived repayment of any carryovers accumulated to June 30, 1996, but is under no obligation to waive any carryovers in the future. Carryovers not waived are contingent and would not be reflected as liabilities on a Fund balance sheet. Any carryover paid in a future period would be treated for accounting purposes as a current expense for that period, reducing income for the period. The Funds' management believes that it is unlikely that the Funds will be called upon to pay any such carryovers of expenses described in the Service Plan; furthermore, proposed Securities and Exchange Commission regulations may reduce or prohibit such carryovers in the future.

     For the fiscal year ended June 30, 1997, the Fund paid the following amounts to TMC under the Service Plans:

                                     Class A           Class C
                                     -------           -------
          Limited Term National    $2,198,591          $73,531
          Limited Term California  $  237,140          $15,933

All amounts paid to TMC under the Service Plans were paid by TMC to brokerage firm or other securities dealer of record for providing shareholder services as described above.

Class C Distribution Plan

     Each Fund has adopted a plan and agreement of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, applicable only to the Class C shares of that Fund ("Class C Distribution Plan"). The Class C Distribution Plan provides for the Fund's payment to TSC on a monthly basis of an annual distribution fee of .75% of the average daily net assets attributable to the Fund's Class C shares.

     The purpose of the Class C Distribution Plan is to compensate TSC for its services in promoting the sale of Class C shares of the Fund. TSC expects to pay compensation to dealers and others selling Class C shares from amounts it receives under the Class C Distribution Plan. TSC also may incur additional distribution-related expenses in connection with its promotion of Class C share sales, including payment of additional incentives to dealers, advertising and other promotional activities and the hiring of other persons to promote the sale of shares.

     For the fiscal year ended June 30, 1997, the Funds paid the following amounts to TSC under the Class C Distribution Plan:

          Limited Term National (Class C only)     $110,297
          Limited Term California (Class C only)   $ 23,900

General Matters Relating to Service and Distribution Plans

     In reviewing the foregoing service and distribution plans, the Company's Board of Directors received and considered all pertinent information and determined that there was a reasonable likelihood that adoption of the Plans would benefit each class and its shareholders. Specifically, the Directors reviewed among other things (i) the nature and current extent of services to be provided by TMC and TSC, (ii) the quality of past services provided by TSC, (iii) the expenses of each Fund and class as compared with those of similar mutual funds, (iv) the aggregate value of economic benefits received by TMC and TSC from the Funds, (v) the possible disadvantages to shareholders of the Funds of insufficient future increases in total shares of the Funds,
(vi) the expenses incurred in distributing shares of the Funds and dealer feedback, (vii) the financial condition of TMC, and (viii) the merits of possible alternative plans to reduce net redemptions and increase sales of Fund shares.

     Each Plan provides that if will continue in effect from year to year if the continuance is specifically approved at least annually (i) either by a vote of the "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) or the class or classes affected by the Plan or by the Company's Board of Directors of the Fund and (ii) by a vote of the majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

     Approval by the shareholders of a class will be required before the reimbursement percentage paid under a Plan to TMC or TSC, as the case may be, for any class may be materially increased. A Plan may not be amended unless the amendment is approved by a majority of the Board of Directors and a majority of the Directors who are not "interested persons" of the Fund or by a majority of the shares of the relevant class or classes of the Fund. A Plan may be terminated as to any class at any time without the payment of any penalty by vote of a majority of the Directors who are not "interested persons" of the Company or a majority vote of the shares of the affected class or classes.

     So long as a Plan is in effect, the Board of Directors will receive and review, at least quarterly, a written report of the amounts expended pursuant to each such Plan and the purposes for which such expenditures were made; the selection and nomination of the Directors who are not "interested persons" of the Company shall be committed to the discretion of the Directors who are not "interested persons" of the Company; the Directors will at least annually request and evaluate and TMC will furnish information reasonably necessary to an informed determination of whether the Plan should be continued; and the Plan's continuance will be approved as to any class only if the Directors conclude, in the exercise of reasonable judgment and light of their duties, that there is a reasonable likelihood that the Plan will benefit the class and the shareholders of the class.

                          PORTFOLIO TRANSACTIONS

     TMC, in effecting purchases and sales of portfolio securities for the accounts of the Funds, will place orders in such manner as, in the opinion of TMC, will offer the best price and market for the execution of each transaction. Participations in Municipal Leases will normally be purchased from banks or other parties such as equipment vendors, insurance companies and broker-dealers on a principal basis. Other portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Company to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to TMC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to TMC's own research efforts, the receipt of research information is not expected significantly to reduce TMC's expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, TMC may also give consideration to those firms which have sold or are selling shares of the Funds. While TMC will be primarily responsible for the placement of the Funds' business, the policies and practices of TMC in this regard must be consistent with the foregoing and will at all times be subject to review by the Board of Directors of the Company. For the Funds' fiscal year ended June 30, 1997, the Funds did not pay any brokerage commissions to TSC.

     TMC reserves the right to manage other investment companies and investment accounts for other clients which may have investment objectives similar to those of the Funds. Subject to applicable laws and regulations, TMC will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing securities whenever decisions are made to purchase or sell securities by the Funds and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Funds and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Funds and such other clients, the size of investment commitments generally held by the Funds and such other clients and opinions of the persons responsible for recommending investments to the Funds and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Funds from time to time, it is the opinion of the Company's Board of Directors that the benefits available from TMC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Company's Board of Directors will review simultaneous transactions.

     The Funds' portfolio turnover rates for the two fiscal years ending June 30, 1997 are as follows:
                                           1996     1997
                                           ----     ----
          Limited Term National Fund      20.60%   20.44%
          Limited Term California Fund    22.68%   23.39%

                                MANAGEMENT

     The management of the Company and its Funds, including general supervision of the duties performed by TMC under the Investment Advisory Agreement, is the responsibility of the Board of Directors. There are five Directors of the Company, one of whom is an "interested person" (as the term "interested" is defined in the Investment Company Act of 1940) and four of whom are "disinterested" persons. The names of the Directors and officers and their principal occupations and other affiliations during the past five years are set forth below, with those Directors who are "interested persons" of the Company indicated by an asterisk:

Name of Director / Position / Principal Occupation During Past 5 Years
----------------------------------------------------------------------

H. Garrett Thornburg, Jr.,* 51 / Director, Chairman and Treasurer / President and Trustee of Thornburg Investment Trust (mutual fund) since June, 1987; Chairman and Director Thornburg Mortgage Advisory Corporation since its formation in 1989; Chairman and Director of Thornburg Mortgage Asset Corporation (real estate investment trust) since its formation in 1993; Executive Vice President of Daily Tax Free Income Fund, Inc. (mutual fund) since its formation in 1982 and a Director from 1982 to June 1993; a Director of TMC since its formation in 1982 and President from 1982 to August 1997.

J. Burchenal Ault, 70 /Director / Consultant to and fundraiser for charities, 1990 to present; Trustee of Thornburg Investment Trust (Mutual Fund) since June 1987; Director of Farrar, Strauss & Giroux (publishers) since 1968.

Eliot R. Cutler , 49 / Director / Partner, Cutler & Stanfield, Attorneys, Washington, D.C. since 1988.

James E. Monaghan, Jr., 48 / Director / President, Monaghan & Associates, Inc. and Strategies West, Inc. Denver, Colorado, (business consultants) since 1983.

A.G. Newmyer III, 47 / Director / President, from 1983 to December 1992, and Senior Officer from January 1993, Newmyer Associates, Inc., Washington, D.C., (business consultants).

Richard M. Curry , 56 / Advisory Director / Senior Vice President McDonald & Co., Cleveland, Ohio (securities dealers) since May 1984.

Brian J. McMahon, 41 / President / President of the Company since January, 1987; Vice President of the Company from 1984 to 1987; Vice President of Thornburg Investment Trust (mutual fund) since June 1987 and a Trustee from June, 1996 to August 1997; Managing Director of TMC since December 1985, Vice President from April 1984 to July 1997 and President from August 1997.

Steven J. Bohlin, 37 / Vice President / Assistant Vice President of the Company from July, 1985 to October 1989; Vice President of Thornburg Investment Trust (mutual fund) since June 1987 and Treasurer since 1989; Managing Director and Vice President of TMC since April 1991.

Dawn B. Fischer, 50 / Secretary / Secretary of the Company since its formation; Secretary and Assistant Treasurer of Thornburg Investment Trust (mutual fund) since June 1987; Managing Director of TMC since December 1985 and Vice President and Secretary of TMC since January 1984.

Susan Rossi, 35 / Assistant Vice President / Assistant Vice President of the Company since July 1992; Assistant Vice President of Thornburg Investment Trust (mutual fund) since June 1992; Associate of TMC since June 1990.

George Strickland, 33 / Assistant Vice President / Assistant Vice President of the Company since July 1992; Assistant Vice President of Thornburg Investment Trust (mutual fund) since June 1992; Associate of TMC from 1991 to 1996 and a Managing Director since 1996.

Jonathan Ullrich, 27 / Assistant Vice President / Assistant Vice President of the Company since July 1992; Assistant Vice President of Thornburg Investment Trust (mutual fund) since 1992; Associate of TMC since September 1991.

Jack Lallement, 58 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Fund Accountant for TMC since March 1997; Chief Financial Officer/Controller for Zuni Rental, Inc. (equipment leasing and sales), Albuquerque, New Mexico from February 1995 to March 1997; Chief Financial Officer/Controller, Montgomery & Andrews, P.A. (law firm), Santa Fe, New Mexico from March 1987 to August 1994.

Thomas Garcia, 26 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Fund Accountant for TMC since 1993; BBA, University of New Mexico, 1993.

Van Billops, 31 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Fund Accountant for TMC since 1992; BA (Business Administration), University of New Mexico.

Dale Van Scoyk, 50 / Assistant Vice President / Assistant Vice President of the Company since September 1997; Assistant Vice President of Thornburg Investment Trust since September 1997; Account Manager for TMC since 1997; National Account Manager for the Heartland Funds 1993 - 1997.

     The business address of each person listed is 119 East Marcy Street, Suite 202, Santa Fe, New Mexico 87501. Mr. Thornburg is a Director and the President of TSC, and Executive Vice President of Daily Tax-Free Income Fund, Inc. Ms. Fischer is the Secretary of TSC.

     The officers and Directors affiliated with TMC will serve without any compensation from the Company. The Company pays each Director who is not an employee of TMC or an affiliated company a quarterly fee of $1,000 plus a $500 fee for each meeting of the Board of Directors attended by the Director.
 In addition, the Company pays a $1,000 annual stipend to each member of the audit committee, and reimburses all Directors for travel and out-of-pocket expenses incurred in connection with attending such meetings. The Company paid fees to the Directors during the year ended June 30, 1997 as follows:

                         Pension or
                         Retirement        Estimated      Total
           Aggregate     Benefits          Annual         Compensation
Name of    Compensation  Accrued as        Benefits       from Company and
Person,    from          Part of           Upon           Fund Complex
Position   Company       Fund Expenses     Retirement     Paid to Directors
--------   ------------  -------------     -------------  -----------------
H. Garrett     - 0 -       - 0 -             - 0 -                - 0 -
Thornburg,
Jr.

J. Burchenal  $ 7,000      - 0 -             - 0 -               $14,000
Ault

Eliot R.      $ 6,000      - 0 -             - 0 -               $ 6,000
Cutler

James E.      $ 7,000      - 0 -             - 0 -               $ 7,000
Monaghan, Jr.

A. G.         $ 7,000      - 0 -             - 0 -               $ 7,000
Newmyer, III

Richard M.    $ 6,000      - 0 -             - 0 -               $ 6,000
Curry

                      PRINCIPAL HOLDERS OF SECURITIES

     As of August 15, 1997, Limited Term National Fund had 65,935,670 shares outstanding, and Limited Term California Fund had 8,352,620 shares outstanding.

     No persons are known to have held of record or beneficially 5% or more of any Fund's outstanding shares on August 15, 1997.

     At August 15, 1997, the officers, Directors and related persons of the Fund, as a group, owned less than one percent of the outstanding shares of either Fund.

                        HOW TO PURCHASE FUND SHARES

     Procedures with respect to the manner in which Fund shares may be purchased and how the offering price is determined are set forth in the Prospectus under the caption "Your Account - Buying Fund Shares."

     The Prospectus states that certain classes of investors, specified below, may purchase Class A shares of a Fund at variations to the Public Scale. The Company may change or eliminate these variations at any time.

     (1) Existing shareholders of a Fund may purchase shares upon the reinvestment of dividends and capital gains distributions with no sales charge. This practice is followed by many investment funds that charge sales loads for new investments.

     (2) Shareholders of a Fund who have redeemed all or any portion of their investment in Class A shares of a Fund may purchase Class A shares of the Fund with no sales charge up to the maximum dollar amount of their shares redeemed within 24 months of the redemption date, provided that the shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that such a purchase would qualify for this variation to the Public Scale. Similar notifications must be made in writing by the dealer, the broker, or the shareholder when the order is placed by mail. The sales charge will not be eliminated if notification is not furnished at the time of the order or a review of TSC's or the Transfer Agent's records fails to confirm the investor's represented previous holdings.

     (3) Persons may purchase Class A shares of a Fund at no sales charge if they redeem Class A shares of the Fund or any other series of Thornburg Limited Term Municipal Fund, Inc., or of any series of Thornburg Investment Trust, and reinvest some or all of the proceeds within 24 months. The shareholder's dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase qualifies for this variation to the Public Scale.

     The special classes of shareholders in subsections (2) and (3) above were created as a convenience for those shareholders who invest in a Fund and subsequently make a decision to redeem all or part of their investment for a temporary period. In some cases, the existence of this special class of shareholders will act as further inducement for certain individuals to make an initial investment in a Fund, particularly if those investors feel that they might have a temporary need to redeem all or part of their investment in the coming years. Shareholders who have previously invested in a Fund are more familiar than the general public with the Fund, its investment objectives, and its results. The costs to TSC of its marketing to these individuals and maintaining the records of their prior investment are minimal compared to the costs of marketing the Fund to the public at large.

     (4) Officers, trustees, directors and employees of the Company, TMC, TSC and the Custodian and Transfer Agent, while in such capacities, and members of their families, including trusts for the benefit of the foregoing, may purchase shares of a Fund with no sales charge, provided that they notify TSC or the Transfer Agent at the time an order is placed that a purchase will qualify for this variation from the Public Scale. The sales charge will not be eliminated if the notification is not furnished at the time of the order or a review of Fund records fails to confirm that the investor's representation is correct. The reduced sales charge to these persons is based upon the Company's view that their familiarity with and loyalty to the Funds will require less selling effort by the Fund, such as a solicitation and detailed explanation of the conceptual structure of the Funds, and less sales-related expenses, such as advertising expenses, computer time, paper work, secretarial needs, postage and telephone costs, than are required for the sale of shares to the general public. Inclusion of the families of these persons is based upon the Company's view that the same economies exist for sales of shares to family members.

     (5) Employees of brokerage firms who are members in good standing with the National Association of Securities Dealers, Inc. ("NASD"), employees of financial planning firms who place orders for a Fund placed directly with the Transfer Agent or TSC and through a broker/dealer who is a member in good standing with the NASD, and employees of eligible non-NASD members which accept orders for shares of the Fund on an agency basis and clear those orders through a broker/dealer who is a member in good standing with NASD, and their families, including trusts for the benefit of the foregoing, may purchase shares of the Funds for themselves with no sales charge, provided that (i) the order must be through a NASD member firm which has entered into an agreement with TSC to distribute shares of the Fund, and (ii) the shareholder's broker/dealer or the shareholder must notify TSC or the Transfer Agent at the time an order is placed that the purchase would qualify for this variation to the Public Scale. Similar notification must be made in writing by the dealer, the broker, or the shareholder when such an order is placed by mail. The reduced sales charge will not apply if the notification is not furnished at the time of the order or a review of TSC's, the dealer's the broker's or the Transfer Agent's records fails to confirm that the investor's representation is correct.

     Because they sell the Funds' shares, these individuals tend to be much more aware of the Funds than the general public. Any additional costs to TSC of marketing to these individuals are minimal.

     (6) Bank trust departments, companies with trust powers, and investment advisors who charge fees for service, including investment dealers who utilize wrap fee or similar arrangements, may purchase shares of a Fund for their customers at no sales charge, provided that these persons notify TSC or the Transfer Agent, at the time an order qualifying for this reduced charge is placed, that such a purchase would qualify for this variation to the Public Scale.

     (7) Purchases of Class A shares of any Fund may be made at net asset value provided that such purchases are placed through a broker that maintains one or more omnibus accounts with the Funds and such purchases are made by
(i) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (ii) clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (iii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Sections 401(a) through 403(b) or 457 of the Internal Revenue Code and "rabbi trusts." Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

     These organizations may charge fees to clients for whose accounts they purchase shares of a Fund in a fiduciary capacity. Where the reduced sales charge applies, notification is required at the time the order is received, and a review of TSC's or Transfer Agent's records must confirm that the investor's representation is correct.

     (8) No sales charge will be payable at the time of purchase on investments of $1 million or more made by a purchaser. A contingent deferred sales charge (CDSC) will be imposed on these investments in the event of a share redemption within 1 year following the share purchase at the rate of

1/2 of 1% of the value of the shares redeemed. In determining whether a CDSC is payable and the amount of any fee, it is assumed that shares not subject to the charge are the first redeemed, followed by other shares held for the longest period of time. The applicability of these charges will be unaffected by transfers of registration. TSC or TMC intend to pay a commission of up to 1/2 of 1% to dealers who place orders of $1 million or more for a single purchaser.

     (9) Such persons as are determined by the Directors to have acquired shares under special circumstances, not involving any sales expense to the Fund or to TSC, may purchase shares of the Fund with no sales charge. This variation from the Public Scale contemplates circumstances where a relatively large sale can be made at no distribution cost to a large investor or a number of smaller investors who are similarly situated. In the contemplated circumstances, there would be no cost of distribution, or any costs would be paid by TMC.

     (10) Investors may purchase shares of either Fund at net asset value without a sales charge to the extent that the purchase represents proceeds from a redemption (within the previous 60 days) of shares of another mutual fund which has a sales charge. When making a direct purchase at net asset value under this provision, the Fund must receive one of the following with the direct purchase order: (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the Fund, or (ii) a copy of the confirmation from the other fund, showing the redemption transaction. Standard back office procedures should be followed for wire order purchases made through broker dealers. Purchases with redemptions from money market funds are not eligible for this privilege. This provision may be terminated anytime by TSC or the Funds without notice.

                              NET ASSET VALUE

     Each Fund will calculate the net asset value at least once daily on days when the New York Stock Exchange is open for trading, and more frequently if deemed desirable by the Fund. Net asset value will not be calculated on New Year's Day, Washington's Birthday (on the third Monday in February), Good Friday, Memorial Day (on the last Monday in May), Independence Day, Labor Day, Thanksgiving Day, Christmas Day, on the preceding Friday if any of the foregoing holidays falls on a Saturday, and on the following Monday if any of the foregoing holidays falls on a Sunday. Under the Investment Company Act of 1940, net asset value must be computed at least once daily on each day
(i) in which there is a sufficient degree of trading in a Fund's portfolio securities that the current net asset value of its shares might be materially affected by changes in the value of such securities and (ii) on which an order for purchase or redemption of its shares is received.

                           REDEMPTION OF SHARES

     Procedures with respect to redemption of Fund shares are set forth in the Prospectus under the caption "Selling Fund Shares."

     A Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the shareholders of the Fund.

                                DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund, Thornburg Securities Corporation ("TSC") acts as the principal underwriter of Fund shares in a continuous offering of those shares. The Funds do not bear selling expenses except (i) those involved in registering shares with the Securities and Exchange Commission and qualifying them or the issuing Fund with state regulatory authorities, and (ii) expenses paid under the Service and Distribution Plans and which might be considered selling expenses. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with regard to the Investment Advisory Agreement, except that termination other than upon assignment requires six months' notice.

     H. Garrett Thornburg, Jr. President, Treasurer and a Director of the Company, is also Director and controlling stockholder of TSC.

     The following table shows the commissions and other compensation received by TSC from each of the Funds for the most recent fiscal year ending June 30, 1997, except for compensation or amounts paid under Rule 12b-1 plans, which are described above under the caption "Service and Distribution Plans."


Fiscal Year Ended
June 30, 1997
-----------------
                                                     Net Underwriting
                    Aggregate      Discounts and     Compensation on
                    Underwriting   Commissions       Redemptions and     Brokerage     Other
                    Commissions    Paid to TSC       Repurchases         Commissions   Compensation
                    ------------   -------------     ----------------    -----------   ------------
Limited Term         $591,227         $110,311           $27,450           - 0 -          *
National Fund
Limited Term          117,747           22,159             1,991           - 0 -          *
California Fund
                    * See "Service and Distribution Plans."


Limited Term National Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending June 30, 1995 and June 30, 1996 of $1,199,224 and $904,416, respectively; and TSC received net underwriting commissions with respect to sales of Limited Term National Fund shares in fiscal years ending June 30, 1995 and June 30, 1996 of $171,476 and

$124,901, respectively. Limited Term California Fund paid aggregate underwriting commissions with respect to sales of its shares in the fiscal years ending June 30, 1995 and June 30, 1996 of $168,930 and $132,164,
respectively; and TSC received net underwriting commissions with respect to sales of Limited Term California Fund shares in fiscal years ending June 30, 1995 and June 30, 1996 of $24,622 and $16,639, respectively.


                           INDEPENDENT AUDITORS

     McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, is the independent auditor of the Funds for the fiscal year ending June 30, 1998. The financial statements of the Funds have been audited by McGladrey & Pullen, LLP, for the periods indicated in their reports thereon.
Shareholders will receive semi-annual unaudited financial statements and annual financial statements audited by the independent accountants.

                           FINANCIAL STATEMENTS

     Statements of Assets and Liabilities, including Schedules of Investments, as of June 30, 1997, Statements of Operations for the year ended June 30, 1997 and Statements of Changes in Net Assets for the two years in the period ended June 30, 1997, Notes to Financial Statements and Financial Highlights, Schedules of Investments as of June 30, 1997 and Independent Auditor's Report dated July 25, 1997, for Limited Term National Fund and Limited Term California Fund are incorporated herein by reference from the Funds' respective Annual Reports to Shareholders, June 30, 1997.